Long-Term Debt	12 Months Ended
Dec. 31, 2011
Long-Term Debt [Abstract]
Long-Term Debt

7. Long-Term Debt

Long-term debt consists of the following (in thousands):

	December 31,
	2011	2010
Senior Secured Credit Facility:
Senior Secured Term Loans	$129,938	$—
Senior Secured Revolving Line of Credit	—	—
12.875% Senior Notes due 2018	147,521	—
Secured Promissory Notes	—	9,984

	277,459	9,984
Less: current portion	(6,750)	(9,984)

Long-term debt	$270,709	$—

Senior Secured Credit Facility

To finance our acquisition of YFCS and refinance our $10.0 million secured promissory note that was outstanding at December 31, 2010, we entered into the Senior Secured Credit Facility, administered by Bank of America, N.A., on April 1, 2011. The Senior Secured Credit Facility entered into on April 1, 2011 included $135.0 million of term loans and a revolving credit facility of $30.0 million. As of December 31, 2011, we had $29.6 million of availability under our revolving line of credit, which reflected the total revolving credit facility of $30.0 million less an undrawn letter of credit of $0.4 million.

On March 1, 2012, we amended our Senior Secured Credit Facility to provide an incremental $25.0 million of term loans and increase the revolving credit facility by $45.0 million, from $30.0 million to $75.0 million. We used the incremental term loans of $25.0 million and a $5.0 million borrowing under the revolving credit facility to partially fund the acquisition of Haven Facilities on March 1, 2012. Subsequent to the amendment to the Senior Credit Facility and acquisition of the Haven Facilities, we have $69.6 million of availability under our revolving line of credit, subject to customary debt incurrence tests. The amended term loans require quarterly principal payments of $2.0 million for March 31, 2012 to March 31, 2013, $4.0 million for June 30, 2013 to March 31, 2014, $5.0 million for June 30, 2014 to March 31, 2015, and $6.0 million for June 30, 2015 to December 31, 2015, with the remaining principal balance due on the maturity date of April 1, 2016.

Borrowings under the Senior Secured Credit Facility are guaranteed by each of Acadia’s domestic subsidiaries and are secured by a lien on substantially all of the assets of Acadia and its domestic subsidiaries. Borrowings under the Senior Secured Credit Facility bear interest at a rate tied to Acadia’s consolidated leverage ratio (defined as consolidated funded debt to consolidated EBITDA, in each case as defined in the credit agreement governing the Senior Secured Credit Facility). The Applicable Rate for borrowings under the Senior Secured Credit Facility was 4.50% and 3.50% for Eurodollar Rate Loans and Base Rate Loans, respectively, as of December 31, 2011. Eurodollar Rate Loans bear interest at the Applicable Rate plus the Eurodollar Rate (based upon the British Bankers Association LIBOR Rate prior to commencement of the interest rate period). Base Rate Loans bear interest at the Applicable Rate plus the highest of (i) the federal funds rate plus 1/2 of 1.0%, (ii) the prime rate and (iii) the Eurodollar rate plus 1.0%. As of December 31, 2011, borrowings under the Senior Secured Credit Facility bore interest at 4.80%. In addition, Acadia is required to pay a commitment fee on undrawn amounts under the revolving line of credit. As of December 31, 2011, undrawn amounts bore interest at a rate of 0.55%.

The Senior Secured Credit Facility requires Acadia and its subsidiaries to comply with customary affirmative, negative and financial covenants, including a fixed charge coverage ratio, consolidated leverage ratio and senior secured leverage ratio. As of December 31, 2011, Acadia was in compliance with such covenants.

12.875% Senior Notes due 2018

On November 1, 2011, we issued $150.0 million of 12.875% Senior Notes due 2018 (the “Senior Notes”). The Senior Notes were issued at 98.323% of the aggregate principal amount of $150.0 million, a discount of $2.5 million. The notes bear interest at a rate of 12.875% per annum. We will pay interest on the notes semi-annually, in arrears, on November 1 and May 1 of each year, beginning on May 1, 2012 through the maturity date of November 1, 2018.

The indenture governing the Senior Notes contains covenants that, among other things, limit the Company’s ability to: (i) incur or guarantee additional debt or issue certain preferred stock; (ii) pay dividends on the Company’s equity interests or redeem, repurchase or retire the Company’s equity interests or subordinated debt; (iii) transfer or sell assets; (iv) make certain investments; (v) incur certain liens; (vi) create restrictions on the ability of the Company’s subsidiaries to pay dividends or make other payments to the Company; (vii) engage in certain transactions with the Company’s affiliates; and (viii) merge or consolidate with other companies or transfer all or substantially all of the Company’s assets.

The Senior Notes issued by the Company are guaranteed by each of the Company’s subsidiaries, all of which are wholly owned subsidiaries. The guarantees are full and unconditional and joint and several and Acadia Healthcare Company, Inc., as the parent issuer of the Senior Notes, has no independent assets or operations.

Other

Other accrued liabilities include $3.3 million and $0.5 million of accrued interest as of December 31, 2011 and 2010, respectively.

The aggregate maturities of long-term debt as of December 31, 2011 are as follows (in thousands):

2012	$6,750
2013	11,813
2014	16,031
2015	19,406
2016	75,938
Thereafter	150,000

Total	$279,938